SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported):  April 12th, 2002
 -------------------------------------------------------------------------------

                  CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)


                            UNITED STATES OF AMERICA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                   333-9486701
                            -------------------------
                            (Commission File Numbers)

                                   46-0358360
                            -------------------------
                      (IRS Employer Identification Number)



701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                        57117
------------------------------------------------              -------------
(Address of principal executive office)                        (Zip Code)


Registrants telephone number, including area code (605) 331-2626




Item 5.                           Other Events
                                  The monthly statements for the month of
                                  March 2002 were distributed to Noteholders on April 17, 2002.


Item 7 (C).                         Exhibits.

Exhibit No.                         Description

20.1     Series 2000-1 monthly statement for the month of March 2002.
20.2     Series 2000-2 monthly statement for the month of March 2002.




                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                                AS SERVICER


                                         By:      /s/ Doug Morrison
                                                  -----------------------
                                                    Douglas Morrison
                                                    Chief Financial Officer

File:March '02 8k_2000-1                                           CONFIDENTIAL
Servicer's Report                                                Date of Report:          4/13/2002
Interest Period: March 18, 2002 to April 16, 2002, Pay on April 17th


Associates Credit Card Master Note Trust, Series 2000-1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                    Transferor              Trust
                                                                     Interest               Totals
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                6,430,401,442.47
Beginning Fin. Chrg. Receivables Balance                                                271,968,453.20
Beginning Total Receivables Balance                                                    6,702,369,895.67

Beginning Special Funding Accnt Balance                                                      0.00
Beginning Spread Account Balance                                                             0.00
Beginning Reserve Account Balance                                                            0.00

Beginning Period Invested Amount                                 1,438,230,709.14

Ending Period Invested Amount                                    1,453,686,591.72
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities       Note                        Note                  Note                 Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                     760,000,000.00        102,500,000.00        137,500,000.00        1,000,000,000.00

Beginning Period Invested Amount            760,000,000.00        102,500,000.00        137,500,000.00        1,000,000,000.00



Note Principal Balance Increase                  0.00                  0.00                  0.00                         0.00
Note Principal Balance Decrease                  0.00                  0.00                  0.00                         0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)             0.00                  0.00                  0.00                         0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                         0.00                  0.00                  0.00                         0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount               760,000,000.00        102,500,000.00        137,500,000.00        1,000,000,000.00

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Group I Information                                               Series 2000-1
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Beginning Invested Amount                                        1,000,000,000.00
Average Rate                                                          2.13%
Allocable Finance Charge Collections                              21,947,748.94
Allocable Principal Collections                                   90,313,453.44
Allocable Default Amount Due                                      10,558,932.34
Allocable Monthly Interest Due                                     1,777,479.16
Allocable Monthly Servicing Fees Due                               1,666,666.67
Ending Invested Amount                                           1,000,000,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                       11.82%
3 Month Average Base Rate                                             4.06%
Spread                                                                7.75%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                            440,855,846.09
Transferor Interest                                                                    1,453,686,591.72
Trigger Pass Test                                                                            Yes


           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association("CBSD"), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota), National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 17th, 2002 and with respect to the performance of the Trust during the month of March is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                            Revolving Period
Any Cash Flow Shortfalls this Period                                                          No
Any Cash Flow Shortfalls from Previous Period                                                 No
Payout Event this Period:                                                                     No
Group I Participants:                                                                   Series 2000-1

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                                 March : (31 posting days)

                                                                      Yield                Defaults               Total
Portfolio Yield (Current Month)                                              25.49%         12.26%               13.23%
Portfolio Yield (Prior Month)                                                23.68%         12.37%               11.30%
Portfolio Yield (Two Months Ago)                                             22.61%         11.69%               10.92%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              11.82%
                                                                                                           --------------------
                                                                                                           --------------------

                                                                    Servicing               Coupon                Total
Base Rate (Current Month)                                             2.00%                 2.13%                 4.13%
Base Rate (Prior Month)                                               2.00%                 2.08%                 4.08%
Base Rate (Two Months Ago)                                            2.00%                 1.97%                 3.97%

THREE MONTH AVERAGE BASE RATE                                                                                     4.06%
                                                                                                           --------------------
                                                                                                           --------------------


Beginning Period Principal Receivables                                                 6,430,401,442.47
Beginning Period Finance Charge Receivables                                             271,968,453.20
Beginning Period Discounted Receivables                                                      0.00
Beginning Period Total Receivables                                                     6,702,369,895.67

Removed Principal Receivables                                                                0.00
Removed Finance Charge Receivables                                                           0.00
Removed Total Receivables                                                                    0.00
Discounted Receivables Generated this Period                                                 0.00
Additional Principal Receivables                                                             0.00
Additional Finance Charge Receivables                                                        0.00
Additional Total Receivables                                                                 0.00

Total Principal Collections this Period                                                 580,751,761.30
Total Defaulted Principal Receivables this Period                                       67,898,173.73
Total Receivables Adjustments this Period                                               25,189,717.93
Total Finance Charge Collections this Period                                            141,132,836.46
Total Discounted Receivables this Period                                                     0.00

Ending Period Principal Receivables                                                    6,297,940,658.39
Ending Period Finance Charge Receivables                                                242,349,490.99
Ending Period Discounted Receivables                                                         0.00
Ending Period Total Receivables                                                        6,540,290,149.38

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                           133,667,556.34
                                        61-90 Days Delinquent                           98,061,912.06
                                        91+ Days Delinquent                             208,076,245.26
                                                                                     ---------------------
                                                                                     ---------------------

                                        Total 31+ Days Delinquent                          439,805,713.66
                                                                                     ---------------------
                                                                                     ---------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-1

                                                ---------------------
                                                ---------------------
FLOATING INVESTOR PERCENTAGE                    0.155511
FIXED INVESTOR PERCENTAGE                       0.155511
                                                ---------------------
                                                --------------------

FINANCE CHARGE ALLOCATIONS                                                                                        Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                  141,132,836.46
                                                                                     ---------------------
                                                                                     ---------------------
Investor Percentage                                                                        0.155511
                                                                                     ---------------------
                                                                                     ---------------------
Investor Finance Charge Collections                                                     21,947,748.94            21,947,748.94
Excess Finance Charge Collections allocated to Series                                        0.00                         0.00
Available Finance Charge Collections                                                    21,947,748.94            21,947,748.94

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                                  1,282,500.00
                                     (2)Class A Monthly Interest Previously Due                                           0.00
                                     (3)Class A Monthly Additional Interest                                               0.00
                                     (4)Class A Monthly Additional Interest Previously Due                                0.00
                                        Total Class A Monthly Interest                                            1,282,500.00

Class B Distributions
                                     (5)Class B Monthly Interest                                                    191,333.33
                                     (6)Class B Monthly Interest Previously Due                                           0.00
                                     (7)Class B Monthly Additional Interest                                               0.00
                                     (8)Class B Monthly Additional Interest Previously Due                                0.00
                                        Total Class B Monthly Interest                                              191,333.33

                                     (9)Total Monthly Servicing Fee for Series                                    1,666,666.67
                                    (10)Total Servicing Fee for Series Previously Due                                     0.00

                                    (11)Class A Prepayable Increase Amount Interest                                       0.00
                                    (12)Class B Prepayable Increase Amount Interest                                       0.00
                                    (13)Investor Default Amount                                                  10,558,932.34
                                    (14)Investor Charge-Offs                                                              0.00
                                    (15)Reallocated Principal Collections Previously Due                                  0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                                    303,645.83

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                                      0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                        0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                           0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                       7,944,670.78

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                  0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                              7,944,670.78

PRINCIPAL ALLOCATIONS                                                                      Class A               Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                 580,751,761.30
                                                               ---------------------
                                                               ---------------------
Investor Percentage                                                  0.155511
                                                               ---------------------
                                                               ---------------------
Investor Principal Collections                                    90,313,453.44
Shared Principal Collections from other Series'                   490,438,307.86
Available Principal Collections                                   580,751,761.30

Controlled Amoritization Amount                                                              0.00                 0.00
Partial Amoritization Amount                                                                 0.00                 0.00
Deficiency Controlled Amoritization Amount                                                   0.00                 0.00
Monthly Principal Amount                                                                     0.00                 0.00
Principal Shortfall
Reallocated Principal to other Series'                                                       0.00                 0.00

                                                                                           Class C                Total
                                                                                     ------------------------------------------
                                                                                     ------------------------------------------

Controlled Amoritization Amount                                                              0.00                 0.00
Partial Amoritization Amount                                                                 0.00                 0.00
Deficiency Controlled Amoritization Amount                                                   0.00                 0.00
Monthly Principal Amount                                                                     0.00                 0.00
Principal Shortfall
Reallocated Principal to other Series'                                                                            0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------- ---------------------
                                         --------------------- --------------------- ---------------------
Series 2000-1, Class A                          2.03%            $ 760,000,000.00       $ 1,282,500.00
Series 2000-1, Class B                          2.24%            $ 102,500,000.00        $ 191,333.33                        3
Series 2000-1, Class C                          2.65%            $ 137,500,000.00        $ 303,645.83                        3

                                            Series 2000-1
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C                Total
                                         --------------------- --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------- --------------------
Principal Distribution Required Amt               $ -                   $ -      -            $ -      -                   $ -
Interest Distribution Required Amt          $ 1,282,500.00         $ 191,333.33          $ 303,645.83  3        $ 1,777,479.16
Unpaid Principal Shortfalls paid                  $ -                   $ -      -            $ -      -                   $ -
Unpaid Interest Shortfalls paid                   $ -                   $ -      -            $ -      -                   $ -
Prepayable Interest                               $ -                   $ -      -            $ -      -                   $ -
Servicing Fee                                                                           $ 1,666,666.67          $ 1,666,666.67
                                         --------------------- --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------- --------------------
Total Required Distribution                 $ 1,282,500.00         $ 191,333.33         $ 1,970,312.50 3        $ 3,444,145.83
                                         ===================== ===================== ===================== ====================
                                         ===================== ===================== ===================== ====================

File:March '02 8k_2000-2                                       CONFIDENTIAL
Servicer's Report                                              Date of Report:            4/13/2002
Interest Period: March 18, 2002 to April 16, 2002, Pay on April 17th


Associates Credit Card Master Note Trust, Series 2000-2
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                   Transferor               Trust
                                                                    Interest               Totals
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                               6,430,401,442.47
Beginning Fin. Chrg. Receivables Balance                                               271,968,453.20
Beginning Total Receivables Balance                                                   6,702,369,895.67

Beginning Special Funding Accnt Balance                                                     0.00
Beginning Spread Account Balance                                                            0.00
Beginning Reserve Account Balance                                                           0.00

Beginning Period Invested Amount                                  1,438,230,709.14

Ending Period Invested Amount                                     1,453,686,591.72
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities       Note                       Note                  Note                  Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        600,000,000.00        80,921,000.00     108,553,000.00        789,474,000.00

Beginning Period Invested Amount               600,000,000.00        80,921,000.00     108,553,000.00        789,474,000.00



Note Principal Balance Increase                          0.00                 0.00          0.00                  0.00
Note Principal Balance Decrease                          0.00                 0.00          0.00                  0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                     0.00                 0.00          0.00                  0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                 0.00          0.00                  0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  600,000,000.00        80,921,000.00     108,553,000.00        789,474,000.00

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Group I Information                                               Series 2000-2
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Beginning Invested Amount                                           789,474,000.00
Average Rate                                                                 2.11%
Allocable Finance Charge Collections                                 17,327,177.15
Allocable Principal Collections                                      71,300,123.34
Allocable Default Amount Due                                          8,336,002.55
Allocable Monthly Interest Due                                        1,390,773.74
Allocable Monthly Servicing Fees Due                                  1,315,790.00
Ending Invested Amount                                              789,474,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                      11.82%
3 Month Average Base Rate                                             4.04%
Spread                                                                7.77%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                           440,855,846.09
Transferor Interest                                                                   1,453,686,591.72
Trigger Pass Test                                                                            Yes

           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-2 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association, as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota) National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 17, 2002, and with respect to the performance of the Trust during the month of March is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                           Revolving Period
Any Cash Flow Shortfalls this Period                                                         No
Any Cash Flow Shortfalls from Previous Period                                                No
Payout Event this Period:                                                                    No
Group I Participants:                                                                   Series 2000-2


MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                         March : (31 posting days)

                                                                      Yield               Defaults               Total
Portfolio Yield (Current Month)                                      25.49%                12.26%                13.23%
Portfolio Yield (Prior Month)                                        23.68%                12.37%                11.30%
Portfolio Yield (Two Months Ago)                                     22.61%                11.69%                10.92%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              11.82%
                                                                                                          ---------------------
                                                                                                          ---------------------

                                                                    Servicing              Coupon                Total
Base Rate (Current Month)                                             2.00%                 2.11%                4.11%
Base Rate (Prior Month)                                               2.00%                 2.06%                4.06%
Base Rate (Two Months Ago)                                            2.00%                 1.95%                3.95%

THREE MONTH AVERAGE BASE RATE                                                                                    4.04%
                                                                                                          ---------------------
                                                                                                          ---------------------

Beginning Period Principal Receivables                                                6,430,401,442.47
Beginning Period Finance Charge Receivables                                            271,968,453.20
Beginning Period Discounted Receivables                                                     0.00
Beginning Period Total Receivables                                                    6,702,369,895.67

Removed Principal Receivables                                                               0.00
Removed Finance Charge Receivables                                                          0.00
Removed Total Receivables                                                                   0.00
Discounted Receivables Generated this Period                                                0.00
Additional Principal Receivables                                                            0.00
Additional Finance Charge Receivables                                                       0.00
Additional Total Receivables                                                                0.00

Total Principal Collections this Period                                                580,751,761.30
Total Defaulted Principal Receivables this Period                                       67,898,173.73
Total Receivables Adjustments this Period                                               25,189,717.93
Total Finance Charge Collections this Period                                           141,132,836.46
Total Discounted Receivables this Period                                                    0.00

Ending Period Principal Receivables                                                   6,297,940,658.39
Ending Period Finance Charge Receivables                                               242,349,490.99
Ending Period Discounted Receivables                                                        0.00
Ending Period Total Receivables                                                       6,540,290,149.38

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                          133,667,556.34
                                        61-90 Days Delinquent                           98,061,912.06
                                        91+ Days Delinquent                            208,076,245.26
                                                                                     --------------------
                                                                                     --------------------

                                        Total 31+ Days Delinquent                      439,805,713.66
                                                                                     --------------------
                                                                                     --------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-2

                                             --------------------
                                             --------------------
FLOATING INVESTOR PERCENTAGE                    0.122772
FIXED INVESTOR PERCENTAGE                       0.122772
                                             --------------------
                                             --------------------

FINANCE CHARGE ALLOCATIONS                                                                                       Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                 141,132,836.46
                                                                                     --------------------
                                                                                     --------------------
Investor Percentage                                                                       0.122772
                                                                                     --------------------
                                                                                     --------------------
Investor Finance Charge Collections                                                     17,327,177.15        17,327,177.15
Excess Finance Charge Collections allocated to Series                                       0.00                  0.00
Available Finance Charge Collections                                                    17,327,177.15        17,327,177.15

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                              1,000,000.00
                                     (2)Class A Monthly Interest Previously Due                                   0.00
                                     (3)Class A Monthly Additional Interest                                       0.00
                                     (4)Class A Monthly Additional Interest Previously Due                        0.00
                                        Total Class A Monthly Interest                                        1,000,000.00
Class B Distributions
                                     (5)Class B Monthly Interest                                               151,052.53
                                     (6)Class B Monthly Interest Previously Due                                   0.00
                                     (7)Class B Monthly Additional Interest                                       0.00
                                     (8)Class B Monthly Additional Interest Previously Due                        0.00
                                        Total Class B Monthly Interest                                         151,052.53

                                     (9)Total Monthly Servicing Fee for Series                                1,315,790.00
                                    (10)Total Servicing Fee for Series Previously Due                             0.00

                                    (11)Class A Prepayable Increase Amount Interest                               0.00
                                    (12)Class B Prepayable Increase Amount Interest                               0.00
                                    (13)Investor Default Amount                                               8,336,002.55
                                    (14)Investor Charge-Offs                                                      0.00
                                    (15)Reallocated Principal Collections Previously Due                          0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                               239,721.21

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                              0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                   0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                   6,284,610.86

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                          0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                          6,284,610.86

PRINCIPAL ALLOCATIONS                                                                      Class A              Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                   580,751,761.30
                                                               --------------------
                                                               --------------------
Investor Percentage                                                       0.122772
                                                               --------------------
                                                               --------------------
Investor Principal Collections                                       71,300,123.34
Shared Principal Collections from other Series'                     509,451,637.96
Available Principal Collections                                     580,751,761.30

Controlled Amoritization Amount                                                             0.00                  0.00
Partial Amoritization Amount                                                                0.00                  0.00
Deficiency Controlled Amoritization Amount                                                  0.00                  0.00
Monthly Principal Amount                                                                    0.00                  0.00
Principal Shortfall
Reallocated Principal to other Series'                                                      0.00                  0.00

                                                                                           Class C               Total
                                                                                     ------------------------------------------
                                                                                     ------------------------------------------

Controlled Amoritization Amount                                                             0.00                  0.00
Partial Amoritization Amount                                                                0.00                  0.00
Deficiency Controlled Amoritization Amount                                                  0.00                  0.00
Monthly Principal Amount                                                                    0.00                  0.00
Principal Shortfall
Reallocated Principal to other Series'                                                                            0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------  --------------------
                                         --------------------- --------------------  --------------------
Series 2000-2, Class A                          2.00%             $ 600,000,000.00      $ 1,000,000.00                     0
Series 2000-2, Class B                          2.24%              $ 80,921,000.00       $ 151,052.53                     53
Series 2000-2, Class C                          2.65%             $ 108,553,000.00       $ 239,721.21                     21

                                            Series 2000-2
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C               Total
                                         --------------------- --------------------  -------------------- ---------------------
                                         --------------------- --------------------  -------------------- ---------------------
Principal Distribution Required Amt               $ -                  $ -       -           $ -     -             $ -     -
Interest Distribution Required Amt             $ 1,000,000.00         $ 151,052.53       $ 239,721.21        $ 1,390,773.741
Unpaid Principal Shortfalls paid                          $ -                  $ -           $ -                   $ -     -
Unpaid Interest Shortfalls paid                           $ -                  $ -           $ -                   $ -     -
Prepayable Interest                                       $ -                  $ -           $ -                   $ -     -
Servicing Fee                                                                           $ 1,315,790.00       $ 1,315,790.000
                                         --------------------- --------------------  -------------------- ---------------------
                                         --------------------- --------------------  -------------------- ---------------------
Total Required Distribution                    $ 1,000,000.00         $ 151,052.53      $ 1,555,511.21       $ 2,706,563.741
                                         ===================== ====================  ==================== =====================
                                         ===================== ====================  ==================== =====================